Exhibit 32.1


                         AQUENTIUM, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, Mark T. Taggatz, Chief Executive Officer and Principal Financial Officer of Aquentium, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..     the annual report on Form 10-KSB, as amended, of the Company for the year ended September 30, 2003, fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB, as amended, fairly presents in all material respects the financial condition and results of operations of the Company.



Date: January 21, 2004                    /s/ Mark T. Taggatz
                                          ____________________________________
                                          Mark T. Taggatz
                                          Chief Executive Officer
                                          Principal Financial Officer